                                                                   EXHIBIT 10.43

                                    AMENDMENT
                                       TO
                          UNSECURED INDEMNITY AGREEMENT


        This Amendment to the Unsecured Indemnity Agreement (this "Amendment"), dated as of March 5, 1999, is entered into by and between Coast Hotels and Casinos, Inc., a Nevada corporation (the "Company"), and Firstar Bank of Minnesota, N.A., as trustee for the benefit of the Note holders and successor in interest to American Bank National Association (the "Trustee").

                               W I T N E S S E T H

        WHEREAS, the Company and the Trustee entered into that certain Unsecured Indemnity Agreement dated as of January 30, 1996 (the "Agreement") in connection with that certain Indenture dated as of January 30, 1996 (the "Indenture") by and among the Company, Coast Resorts, Inc., a Nevada corporation, as guarantor, Coast West, Inc., a Nevada corporation, as guarantor, and the Trustee, pursuant to which the Company issued $175,000,000 aggregate principal amount of 13% First Mortgage Notes due 2002 (the "Notes");

        WHEREAS, pursuant to Section 9.02 of the Indenture, the Agreement may be amended with the consent of holders representing not less than a majority in aggregate principal amount of Notes outstanding (the "Requisite Consents");

        WHEREAS, the Company, pursuant to the terms of its Offer to Purchase and Consent Solicitation Statement dated February 19, 1999, has offered to purchase outstanding Notes and solicited consents to amend the Indenture and related security documents (the "Offer") and has received the Requisite Consents; and

        WHEREAS, the parties now desire to amend the Agreement as reflected herein.

        NOW, THEREFORE, BE IT RESOLVED, that in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT

        1. The Agreement is hereby amended by deleting therefrom the following sections in their entirety:

         ----------------------------------------------------------------------------------
         Section                         Caption
         ----------------------------------------------------------------------------------
         2.5                             Compliance Regarding Hazardous Substances
         ----------------------------------------------------------------------------------
         2.6                             Notices Regarding Hazardous Substances
         ----------------------------------------------------------------------------------
         2.7                             Remedial Work
         ----------------------------------------------------------------------------------
         2.8                             Site Visits, Observations and Testing
         ----------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------
         Section                         Caption
         ----------------------------------------------------------------------------------
         2.9                             Costs and Expenses
         ----------------------------------------------------------------------------------


        2.      The Agreement is hereby amended by deleting therefrom subsection
3.1.2 of Section 3.1 ("Events of Default").

        3. The Agreement is hereby amended by renumbering the following subsection of Section 3.1 ("Events of Default") as follows:



        -----------------------------------------------------------------------------------
        Existing Subsection Number                    New Subsection Number
        -----------------------------------------------------------------------------------
        3.1.3                                         3.1.2
        -----------------------------------------------------------------------------------

        4. This Amendment may be executed in one or more counterparts, all of which will constitute one and the same instrument.

        5. This Amendment shall not become operative until such date that the Company accepts tendered Notes for purchase pursuant to the terms of the Offer. The date this Agreement becomes operative shall be dominated herein as the "Operative Date."

        6. Except as amended hereby, the Agreement shall continue in full force and effect, and the Agreement and this Amendment shall be read together from and after the Operative Date.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                                        COAST HOTELS AND CASINOS, INC.



                                        By: /s/ MICHAEL J. GAUGHAN
                                           -------------------------------------
                                        Name: Michael J. Gaughan
                                             -----------------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------------



                                        FIRSTAR BANK OF MINNESOTA, N.A.


                                        By: /s/ FRANK P. LESLIE III
                                           -------------------------------------
                                        Name: Frank P. Leslie III
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------





                                       3